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                             EXCELSIOR FUNDS, INC.

                               LATIN AMERICA FUND
                             EMERGING MARKETS FUND

                       Supplement dated February 17, 1999
                       to Prospectus dated August 1, 1998

  Effective as of January 22, 1999, the following replaces the fifth paragraph under the caption "Management of the Funds-Investment Adviser" in the
Prospectus:

  All investment decisions for the Latin America and Emerging Markets Funds are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee.